SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                 Date of Report: March 26, 2003
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 South MoPac Expressway, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on March 26, 2003, commenting on the Company's earnings for the quarter ending March 29, 2003.

Item 9.        Regulation FD Disclosure.

     On March 26, 2003, the Company issued a press release commenting on the Company's earnings for the quarter ending March
29, 2003.  A copy of the press release is furnished as exhibit
99.1 of this report.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TEMPLE-INLAND INC.


Date: March 26, 2003            By:  /s/ M. Richard Warner
                                   ------------------------
                                Name:  M. Richard Warner
                                Title: Vice President and
                                Chief Administrative Officer

                          EXHIBIT INDEX

Exhibit   Description                                      Page
-------   ------------                                     ----

99.1       Press  release  issued by the Company  on  March   4
           26, 2003, commenting on the Company's earnings for the quarter ending March 29, 2003.